REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Investor of ShortTerm Bond
Master Portfolio and
Board of Directors of ShortTerm
Bond Master LLC

In planning and performing our audit
of the financial statements of Short
Term Bond Master Portfolio the
Portfolio a series of ShortTerm
Bond Master LLC as of and for the
year ended May 31 2011 in
accordance with the standards of the
Public Company Accounting
Oversight Board United States we
considered the Portfolios internal
control over financial reporting
including controls over safeguarding
securities as a basis for designing our
auditing procedures for the purpose
of expressing our opinion on the
financial statements and to comply
with the requirements of Form N
SAR but not for the purpose of
expressing an opinion on the
effectiveness of the Portfolios
internal control over financial
reporting Accordingly we express
no such opinion

The management of the Portfolio is
responsible for establishing and
maintaining effective internal control
over financial reporting In fulfilling
this responsibility estimates and
judgments by management are
required to assess the expected
benefits and related costs of controls
A companys internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the
preparation of financial statements for
external purposes in accordance with
generally accepted accounting
principles A companys internal
control over financial reporting
includes those policies and
procedures that 1 pertain to the
maintenance of records that in
reasonable detail accurately and
fairly reflect the transactions and
dispositions of the assets of the
company 2 provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements in
accordance with generally accepted
accounting principles and that
receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and directors of the
company and 3 provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition use or disposition of a
companys assets that could have a
material effect on the financial
statements

Because of its inherent limitations
internal control over financial
reporting may not prevent or detect
misstatements Also projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions or
that the degree of compliance with
the policies or procedures may
deteriorate

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees
in the normal course of performing
their assigned functions to prevent or
detect misstatements on a timely
basis A material weakness is a
deficiency or a combination of
deficiencies in internal control over
financial reporting such that there is
a reasonable possibility that a
material misstatement of the
companys annual or interim financial
statements will not be prevented or
detected on a timely basis

Our consideration of the Portfolios
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight
Board United States However we
noted no deficiencies in the
Portfolios internal control over
financial reporting and its operation
including controls for safeguarding
securities that we consider to be a
material weakness as defined above
as of May 31 2011

This report is intended solely for the
information and use of management
and the Board of Directors of Short
Term Bond Master Portfolio of Short
Term Bond Master LLC and the
Securities and Exchange Commission
and is not intended to be and should
not be used by anyone other than
these specified parties


 Deloitte & Touche LLP
Boston Massachusetts
July 28 2011